General Information	6 Months Ended
Jun. 30, 2025
General Information [Abstract]
General information

1. General information

Agroz Inc. (the “Company”) was incorporated in the Cayman Islands on August 8, 2023, as an exempted company with limited liability under the Companies Law, Cap.22 (Law 3 of 1961, as consolidated and revised) of the Cayman Islands.

The Company is an investment holding company and has not carried on any business since the date of its incorporation except for the group reorganization mentioned in note 2.1 below. The Company and its subsidiary (collectively, the “Group”) are principally engaged in offering farm solutions and selling fresh produce from the controlled environment agriculture vertical farms operated (the “CEA vertical farms”). The principal activities aforementioned are defined as the Relevant Business of the Group.